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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                 ____________

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 20, 1998


                         TARGETED GENETICS CORPORATION
              (Exact name of registrant as specified in charter)

               WASHINGTON                                   0-23930                           91-1549568
(State or other jurisdiction of incorporation)      (Commission File Number)      (IRS Employer Identification No.)

                           1100 OLIVE WAY, SUITE 100
                          SEATTLE, WASHINGTON  98101
              (Address of principal executive offices) (Zip Code)

                                (206) 623-7612
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     The Company filed its Condensed Balance Sheet as of March 31, 1998 with the Securities and Exchange Commission on its Form 10-Q for the quarter ended March 31, 1998. On April 17, 1998, in a private placement to accredited investors, the Company sold 8,666,667 shares of common stock for an aggregate offering price of $13,000,000, significantly increasing its assets. The Company's Condensed Balance Sheet as of April 30, 1998, reflects the results of the private placement and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

      EXHIBIT NO.   DESCRIPTION
      -----------   --------------------------------------------------------
         99.1       Company's Condensed Balance Sheet at April 30, 1998 and
                    December 31, 1997

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              TARGETED GENETICS CORPORATION


                              By:       /s/ James A. Johnson
                                  -------------------------------------
                                  James A. Johnson
                                  Chief Financial Officer
                                  (Authorized Officer and Principal
                                  Financial Officer)

Dated:  May 20, 1998

                                       3
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                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   --------------------------------------------------------
   99.1       Company's Condensed Balance Sheet at April 30, 1998 and
              December 31, 1997

                                       4